                         SUBSEQUENT TRANSFER INSTRUMENT

     Pursuant to this Subsequent Transfer Instrument, dated January 21, 2005
(the "Instrument"), between Merrill Lynch Mortgage Investors, Inc., as seller
(the "Depositor"), and U.S. Bank National Association, not in its individual capacity but solely as trustee of the Terwin Mortgage Trust, Asset-Backed
Certificates, Series TMTS 2004-22SL, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2004 (the
"Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors,
Inc., as depositor, Terwin Advisors LLC, as seller, Chase Manhattan Mortgage
Corporation, as master servicer, JPMorgan Chase Bank, N.A., as securities administrator and backup servicer, Specialized Loan Servicing LLC, as servicer and U.S. Bank National Association, as trustee, the Depositor hereby transfers certain Mortgage Loans listed on the attached Schedule of Mortgage Loans (the
"Subsequent Mortgage Loans") to the Trustee, on behalf of the Trust Fund..

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

     Section 1. Conveyance of Subsequent Mortgage Loans.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent
Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement;
provided, however, that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Instrument, has delivered or caused to be delivered to the
Trustee each item set forth in Section 2.01 of the Pooling and Servicing
Agreement. The transfer to the Trustee by the Depositor of the Subsequent
Mortgage Loans identified on the Mortgage Loan Schedule attached hereto as
Exhibit B shall be absolute and is intended by the Depositor, the Trustee and the Certificateholders to constitute and to be treated as a sale by the
Depositor to the Trust Fund.

     (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan
Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Servicer as seller, to the extent of the Subsequent Mortgage Loans, a copy of which agreement is annexed hereto as Attachment G.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Representations and Warranties; Conditions Precedent.

         (a) The Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Sections 2.03 and 2.11 of the Pooling and Servicing Agreement are satisfied as of the date hereof with respect to the Subsequent Mortgage Loans.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. Recordation of Instrument.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the
Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the
Certificateholders or is necessary for the administration or servicing of the
Mortgage Loans.

     Section 4. Governing Law.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. Counterparts.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. Successors and Assigns.

     This Instrument shall inure to the benefit of and be binding upon the
Depositor and the Trustee and their respective successors and assigns.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By:
                                           -------------------------------------
                                        Name:  Matthew Whalen
                                        Title: President

                                        U.S. BANK NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Trustee
                                        for Terwin Mortgage Trust,
                                        Asset-Backed Certificates,
                                        Series TMTS 2004-22SL

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                   ATTACHMENTS

A. Additional terms of sale.
B. Schedule of Subsequent Mortgage Loans.
C. Depositor's Officer's certificate.
D. Opinions of Depositor's counsel (bankruptcy, corporate).
E. Trustee's Certificate.
F. Opinion of Trustee's counsel
G. Subsequent Mortgage Loan Purchase Agreement.

                                  ATTACHMENT A

                            ADDITIONAL TERMS OF SALE

     A. General

         1. Subsequent Cut-off Date: January 1, 2005
         2. Subsequent Transfer Date: January 21, 2005
         3. Aggregate Principal Balance of the Subsequent
            Mortgage Loans as of the Subsequent Cut-off Date:
            $23,735,175.58
         4. Purchase Price: 100.00%

     B. The following representations and warranties with respect to each
Subsequent Mortgage Loan determined as of the Subsequent Cut-off Date (or such other date as is specified herein) shall be true and correct: (i) the Subsequent
Mortgage Loan may not be 31 or more days delinquent as of the related Subsequent
Cut-off Date (except with respect to not more than 2.0% of the Subsequent
Mortgage Loans, by aggregate principal balance as of the related Subsequent
Cut-off Date, which may be 31 or more days delinquent but less than 61 days delinquent as of the related Cut-off Date); (ii) the stated term to maturity of the Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a
Combined Loan-to-Value Ratio greater than 100.00%; (v) the Subsequent Mortgage
Loans will have as of the Subsequent Cut-off Date, a weighted average term since origination not in excess of 6 months; (vi) the Subsequent Mortgage Loan must have a first Scheduled Payment due on or before February 24, 2005; (vii) the
Subsequent Mortgage Loan shall be underwritten in accordance with the criteria set forth under the section "Underwriting Guidelines--The Winter Group
Underwriting Guidelines" in the Prospectus Supplement, (viii) as of both the
Subsequent Cut-off Date and Subsequent Transfer Date for such Subsequent
Mortgage Loan, the Subsequent Mortgage Loan must provide for monthly interest payments which are due on the first day of each calendar month, (ix) as of the
Subsequent Transfer Date for such Subsequent Mortgage Loan, the Subsequent
Mortgage Loan must be a "qualified mortgage" within the meaning of Section 860G of the Code and Treasury Regulations Section 1.860G-2 (as determined without regard to Treasury Regulations Section 1.860G-2(a)(3) or any similar provision that treats a defective obligation as a qualified mortgage for a temporary period), (x) as of the Subsequent Transfer Date for such Subsequent Mortgage
Loan, the Subsequent Mortgage Loan does not provide for interest other than at either (a) a single fixed rate in effect throughout the term of the Subsequent
Mortgage Loan or (b) a "variable rate" (within the meaning of Treasury
Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the
Subsequent Mortgage Loan, (xi) as of the Subsequent Transfer Date for such
Subsequent Mortgage Loan, the Depositor would not, based on the delinquency status of such Subsequent Mortgage Loan, institute foreclosure proceedings prior to the next scheduled payment date for such Subsequent Mortgage Loan, (xii) as of the Subsequent Transfer Date for such Subsequent Mortgage Loan, the
Subsequent Mortgage Loan was not the subject of pending or final foreclosure proceedings and (xiii) the Subsequent Mortgage Loan must bear interest at a fixed rate throughout its term and must have a Net Mortgage Rate equal to no less than 5.00% per annum.

     C. Following the purchase of the Subsequent Mortgage Loans by the Trust
Fund, the Mortgage Loans (including the related Subsequent Mortgage Loans) will as of the Subsequent Cut-off Date not be materially inconsistent with the
Initial Mortgage Loans. Notwithstanding the foregoing, any Subsequent Mortgage
Loan may be rejected by either Rating Agency if the inclusion of such Subsequent
Mortgage Loan would adversely affect the ratings on any class of Offered
Certificates.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE
                                             INVESTORS, INC.

                                             By:
                                                -------------------------------
                                             Name: Matthew Whalen
                                             Title:   President

Acknowledged and Agreed:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By:
   --------------------------------
Name:
Title:

                                  ATTACHMENT B

                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                             [Intentionally Omitted]

                                  ATTACHMENT C

                        DEPOSITOR'S OFFICER'S CERTIFICATE

                             [Intentionally Omitted]

                                  ATTACHMENT D

             OPINIONS OF DEPOSITOR'S COUNSEL (BANKRUPTCY, CORPORATE)

                             [Intentionally Omitted]

                                  ATTACHMENT E

                              TRUSTEE'S CERTIFICATE

                             [Intentionally Omitted]

                                  ATTACHMENT F

                          OPINION OF TRUSTEE'S COUNSEL

                             [Intentionally Omitted]

                                  ATTACHMENT G

                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

                             [Intentionally Omitted]